SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2010

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware	001-34592	33-0123045

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

                                          N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 4, 2010, Entech Solar, Inc. (the “Company”) held its 2010 annual meeting of stockholders (the “Annual Meeting”).

    At the Annual Meeting, the Company’s stockholders approved the Amended and Restated 1999 Stock Plan (the “Restated Plan”). The Company’s Board of Directors approved the Restated Plan on May 26, 2010, subject to stockholder approval.  The Restated Plan, among other things, increases the number of shares of common stock issuable under the Stock Plan from 80,000,000 to 130,000,000 shares. A description of the material provisions of the Restated Plan is included under the caption “Proposal Four: To Approve an Amendment and Restatement of Our 1999 Incentive Stock Option Plan” in the Company's definitive proxy statement as filed with the Securities and Exchange Commission on June 21, 2010, which description is incorporated herein by reference.

    The information included in this Item 5.02 is summary in nature and is qualified in its entirety by reference to the Restated Plan, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)   The Company’s Annual Meeting was held on August 4, 2010.

(b)   The name of each director elected at the meeting and a brief description of each other matter voted upon at the meeting is as follows:  The stockholders:

•	Elected all of the Company’s nominees for directors;

•	Ratified the appointment of Amper, Politziner & Mattia, LLP as the Company’s independent auditor for the year ending December 31, 2010;

•
Approved the Company’s Amended and Restated Certificate of Incorporation (the “Restated Charter”), a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference, to increase the number of shares of common stock the Company is authorized to issue from 610,000,000 to 980,000,000 shares and to make certain other administrative and conforming changes; and

•
Approved the Restated Plan to, among other things, increase the number of shares of common stock issuable under the Stock Plan from 80,000,000 to 130,000,000 shares. The tabulation of votes for each proposal is as follows:

1)   Election of Directors:

Nominee	For	Withheld	Broker Non-Votes
Mark J. O’Neill	147,881,912 shares of Common Stock and 4,892,287 shares of Series D Preferred Stock, representing 59,057,827 shares of Common Stock, for a total of 206,939,739 shares of Common Stock	698,537 shares of Common Stock	64,272,686 shares of Common Stock
David Gelbaum	4,892,287 shares of Series D Preferred Stock	–	–
Peter L. Corsell	4,892,287 shares of Series D Preferred Stock	–	–
David Field	100 shares of Series I Preferred Stock	–	–

2)   Ratification of Independent Auditors:

For	Against	Abstained
210,235,485 shares of Common Stock and 4,892,287 shares of Series D Preferred Stock, representing 59,057,827 shares of Common Stock, for a total of 269,293,312 shares of Common Stock	2,062,032	555,618

3)   Approval of Restated Charter:

For	Against	Abstained	Broker Non-Votes
196,953,935 shares of Common Stock and 4,892,287 shares of Series D Preferred Stock, representing 59,057,827 shares of Common Stock, for a total of 256,011,762 shares of Common Stock	15,023,942	875,258	–

4)   Approval of Restated Plan:

For	Against	Abstained	Broker Non-Votes
145,581,292 shares of Common Stock and 4,892,287 shares of Series D Preferred Stock, representing 59,057,827 shares of Common Stock, for a total of 204,639,119 shares of Common Stock	2,738,334	260,823	64,272,686

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Entech Solar, Inc.

10.1	Amended and Restated 1999 Stock Plan (incorporated by reference from Appendix B to the Registrant’s definitive proxy statement filed on June 21, 2010 (File No. 001-34592))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Charles Michel
Chief Financial Officer

Dated: August 6, 2010

Exhibits.

Exhibit Number	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Entech Solar, Inc.

10.1	Amended and Restated 1999 Stock Plan (incorporated by reference from Appendix B to the Registrant’s definitive proxy statement filed on June 21, 2010 (File No. 001-34592))